SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 3, 2004

                              AMICI VENTURES, INC.
               (Exact Name of Registrant as Specified in Charter)

        New York                          333-60958                  13-3963541
(State of Incorporation)          (Commission File Number)         (IRS Employer
                                     Identification No.)

             511 W. 25th Street, Suite 503, New York, New York 10001
               (Address of principal executive offices)(Zip Code)

                                  212-414-9600
              (Registrant's telephone number, including area code)

                                       N/A
             (Former name or address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01. Changes in Registrant's Certifying Accountant.

      Richard M. Prinzi, Jr. CPA ("RMP"), the former principal independent accountant of Amici Ventures, Inc. (the "Company") ceased performing audit work for the Company as at February 14, 2003. The Company's then financial position did not permit it to fulfill its reporting obligations and the Company became a delinquent filer. The report of RMP on the Company's financial statements for the six month period ended December 31, 2002 and the prior two years did not contain any adverse opinions or disclaimers of opinion. Nor were any reports modified as to uncertainty, audit scope, or accounting principles.

      The Company did not have any disagreements with RMP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope, procedures or reportable events. At the time, there was no decision to change accountants that was recommended or approved by the Company's Board of Directors or any committee thereof.

      In March of 2004, the Company approached Mr. Prinzi for the purpose of retaining the services of his firm in connection with the audit of the Company's financial statements for the year ended June 30, 2003 as well as the review of the unaudited financial statements for the periods ended March 31, 2003, September 30, 2003 and December 31, 2003. The Company was told that Richard M. Prinzi, Jr. CPA was in the process of completing his registration with the PCAOB and could not accept the engagement until the registration was completed. Subsequently, on or about May 3, 2004 the Company was informed that Mr. Prinzi had decided to withdraw his registration and to no longer provide audit services to any SEC regulated clients.

      The Company has provided RMP with a copy of this Form 8K. A supplemental letter from RMP to the Securities and Exchange Commission has been included as an Exhibit 16.1 hereto.

On May 17, 2004, the Company engaged Livingston, Wachtell & Company., LLP as the principal accountant to audit the Company's financial statements for the year ended 6/30/2003 and for the quarters ended 3/31/03, 9/30/03, 12/31/03 and
3/31/04. Prior to May 17, 2004 we had not consulted with Livingston, Wachtell our only discussions with Livingston Wachtell centered on the scope of the services required. We did not consult with Livingston, Wachtell regarding the items detailed in Regulation S-B Item 304 (a) (2) during the two years prior to their engagement.

Item 9.01.   Financial Statements and Exhibits.

Exhibit 16.1 Letter to SEC from our former auditor (previously filed).
Exhibit 16.2 Supplemental letter to SEC from our former auditor.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amici Ventures, Inc.
(Registrant)

Dated: October 7, 2004


/s/ James S. Cardwell
James S. Cardwell, Chief Financial Officer